UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 2, 1998
                                                --------------------------------


                         WASHINGTON GAS LIGHT COMPANY
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             (Exact name of registrant as specified in its charter)



 District of Columbia and Virginia           1-1483              53-0162882
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   (State or other jurisdiction           (Commission          (IRS Employer
        of incorporation)                 File Number)       Identification No.)



1100 H Street, N.W., Washington, D.C.                              20080
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code           (703) 750-4440
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                                    NONE
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events
---------------------

     On November 2, 1998, Shenandoah Gas Company (Shenandoah Gas), a wholly-owned subsidiary of Washington Gas Light Company (company), entered into an agreement to sell its natural gas utility assets located in West Virginia to Mountaineer Gas Company (Mountaineer Gas). According to this agreement, Shenandoah Gas will provide natural gas transportation service through its pipeline system in Virginia to Mountaineer Gas to assure continued natural gas service in the Eastern Panhandle of West Virginia.

     Shenandoah  Gas  has  approximately  3,600  customers  in  Martinsburg  and surrounding areas in Berkeley County, West Virginia. Shenandoah Gas will continue to provide natural gas utility service to its approximately 10,000 customers in the northern Shenandoah Valley of Virginia, including Clarke, Frederick, Shenandoah and Warren counties and the city of Winchester.

     In fiscal year 1998, Shenandoah Gas' natural gas therm deliveries in West Virginia represented less than two percent of the company's consolidated natural gas therm deliveries and less than one percent of associated consolidated revenues. Shenandoah Gas' West Virginia operations contributed approximately $200,000 (0.3%) to the company's fiscal year 1998 net income applicable to common stock. This represents less than one-half of one cent of basic and diluted earnings per average common share for fiscal year 1998. The sale is expected to generate a non-recurring loss, after applicable income taxes, of approximately $1.9 million or approximately $.04 per average common share.

     The proposed transaction is subject to approval by the Public Service Commission of West Virginia. The transportation service to be provided by Shenandoah Gas to Mountaineer Gas is subject to approval by the Federal Energy Regulatory Commission.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               WASHINGTON GAS LIGHT COMPANY
                                               ----------------------------
                                                        (Registrant)




Date November 4, 1998                          By
     ----------------                             ------------------------------
                                                        Robert E. Tuoriniemi
                                                             Controller